UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 24, 2025

Clean Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

001-41654	20-2675800
(Commission File Number)	(IRS Employer Identification Number)

1340 Reynolds Avenue, Unit 120 Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 273-4990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	CETY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 24, 2025, Clean Energy Technologies, Inc. (the “Company”), entered into a subscription agreement (the “Subscription Agreement”) with an investor pursuant to which the Company sold the investor 913,842 shares of Company common stock (the “Initial Shares”) for $395,328. Effective December 29, 2025, the Company entered into two additional subscription agreements (together with the Subscription Agreement the “Subscription Agreements”) with two other investors pursuant to which the Company sold the two other investors an aggregate of 656,158 shares of Company common stock (together with the Initial Shares the “Shares”) for $283,855.

The Subscription Agreements contain customary representations, warranties, and covenants of the Company and the investors and other obligations of the parties. The Subscription Agreements are governed by the laws of the state of Nevada.

The foregoing summary does not purport to be complete and is qualified in its entirety by the form of the Subscription Agreements, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Company sold the Shares pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as the investors were accredited, and the sales did not involve a public offering of securities or any general solicitation. The Shares will be issued with standard restrictive legends restricting the transfer thereof except pursuant to the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Subscription Agreement dated December 24, 2025
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

CLEAN ENERGY TECHNOLOGIES, INC.

Dated: December 29, 2025	By:	/s/ Kambiz Mahdi
Kambiz Mahdi
Chief Executive Officer